SATUIT CAPITAL MICRO CAP FUND

                                   a Series of
                         SATUIT CAPITAL MANAGEMENT TRUST



                       Prospectus dated February 28, 2002






                         SATUIT CAPITAL MANAGEMENT, LLC
                                     Adviser



The Satuit Capital Micro Cap Fund, a series of Satuit Capital Management Trust, seeks to provide investors with long-term capital appreciation by investing in a diversified portfolio of U.S. common stocks with market capitalizations under $500 million that the Adviser believes exhibit reasonable valuations and favorable growth prospects.

 This Prospectus concisely describes the information about the Fund that you should know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional Information ("SAI") about the Fund, dated February 28, 2002, is available free of charge and may be obtained by writing Satuit Capital Management Trust, c/o First Dominion Capital Corp., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling
(800) 567-4030. The SAI has been filed with the U.S. Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.



These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                              Page

RISK RETURN SUMMARY...........................................  1
PERFORMANCE...................................................  2
INVESTMENT STRATEGIES.........................................  5
MAIN RISKS....................................................  6
MANAGEMENT....................................................  7
YOUR ACCOUNT..................................................  8
HOW TO OPEN AN ACCOUNT AND PURCHASE  SHARES...................  8
HOW TO SELL (REDEEM) SHARES OF THE FUND.......................12
WHEN AND HOW NAV IS DETERMINED................................14
DISTRIBUTIONS.................................................14
FEDERAL TAX CONSIDERATIONS....................................15
PERFORMANCE COMPARISONS.......................................16
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.......16
COUNSEL AND INDEPENDENT AUDITORS..............................16
ORGANIZATION..................................................16
ADDITIONAL INFORMATION........................................16
FINANCIAL HIGHLIGHTS..........................................17
FOR MORE INFORMATION..........................................18

                               RISK/RETURN SUMMARY

The following discussion describes the investment objective and principal investment strategies and risks of the Satuit Capital Micro Cap Fund (the "Fund"). The investment objective of the Fund is a fundamental policy and cannot be changed without the approval of a majority of the Fund's outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

INVESTMENT OBJECTIVES

The Fund's investment objective is to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of U.S. common stocks with market capitalizations under $500 million ("micro cap companies"). The Adviser will select portfolio securities which the Adviser believes exhibit reasonable valuations and favorable growth prospects.

The Adviser utilizes proprietary quantitative analysis of both value and growth characteristics to rank U.S. micro cap companies. Valuation and growth characteristics are equally weighted for purposes of ranking potential investment securities. Valuation analysis is used to determine the inherent value of the company and requires the analysis of financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios. Growth analysis is used to determine a company's potential for long-term dividends and earnings growth as determined by market-oriented factors such as market share, the launch of new products or services, the strength of its management and market demand. From these analyses, the Adviser ranks the companies that exhibit stable and growing valuation ratios and the most favorable dividends and earnings prospects and lists them on what it refers to as the Focus List.

The Adviser selects portfolio securities for investment by the Fund by subjecting the common stocks on the Focus List to a qualitative analysis of each company's valuation and growth characteristics in order to determine whether these characteristics are sustainable over the long term. Such analysis includes a more detailed review of each company's competitive position in its particular market sector, its business prospects and financial statements. The Adviser also regularly conducts personal interviews with company management, customers, suppliers and Wall Street analysts who provide research about the company's common stock in the stock market.

Portfolio securities may be sold as a result of adverse changes in the stock markets generally, or to a specific issuer, that results in poor relative performance. Portfolio securities may also be sold if the Adviser determines that the valuation and growth characteristics that formed the basis for purchasing a stock no longer meet the criteria for portfolio securities of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the NAV, total return and value of the Fund and your investment.

-- Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and you could lose money on your investment.

-- Stock Selection Risks: The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund's investment objective.

 -- Investment In Micro Cap Companies: The Fund invests principally in companies with a market capitalization of $500 million or less (micro-cap companies). Accordingly, the Fund may be subject to the additional risks associated with investment in companies with micro capital structures. These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established. The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies. If the Fund is heavily invested in these securities, the net asset value ("NAV") of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

WHO MAY WANT TO INVEST IN THE FUND

We designed the Fund for investors desiring an investment alternative and who seek one or more of the following:

--    a long-term investment horizon;
--    long-term capital appreciation;
--    a stock fund to complement a portfolio of more conservative investments;
--    a stock fund that uses a balanced approach of value and growth investing;  or
--    a stock fund that invests in U.S. micro-cap companies.

The Fund may NOT be suitable for you if:

-- You need regular income or stability of principal; -- You are pursuing a short-term goal or investing emergency reserves; or -- You are pursuing an investment strategy that is highly speculative.

                                   PERFORMANCE

     The bar chart below and the table on page 3 show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows the performance of the Fund for the initial calendar year. Prior to December 10, 2001, shares of the Fund were sold without any sales charges. The bar chart figures don't include any sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total return of the Fund for the period ended December 31, 2001 to the Standard & Poor's 500 Stock Index and the Russell 2000 Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

                          Satuit Capital Micro Cap Fund

[begin bar chart]

2001    38.16%

[end bar chart]


During the period shown in the bar chart, the highest return for a calendar quarter was 29.03% (quarter ending June 30, 2001) and the lowest return for a calendar quarter was (14.65%) (quarter ending September 30, 2001).


                           Average Annual Total Return
                  (for the periods ending December 31, 2001)

                                                        Since
                                                        Inception
                                        1Year           12/12/2000

Satuit Capital
  Micro Cap Fund
Return Before Taxes                     38.16%          37.22%
Return After Taxes
  on Distributions(1)                   38.16%          37.22%
Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)                     23.05%          29.82%

Satuit Capital
   Micro Cap Fund(2)
Return Before Taxes                     30.21%          29.69%
Return After Taxes
  on Distributions(1)(2)                30.21%          29.69%

Return After Taxes on
  Distributions and Sale
  of Fund Shares(1)(2)                  18.25%          23.79%
---------------------

Standard & Poor's 500
  Stock Index(3)                       (13.04%)        (15.56%)

Russell 2000 Index(4)                    1.03%           2.14%

(1)   After-tax   returns  are   calculated   using  the   historical   highest
      individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

      The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2) These returns represent the performance of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of shares.

(3) The Standard & Poor's 500 Stock Index is a market-value weighted index that tracks 500 companies in leading industries such as transportation, utilities, financial services, cyclicals and consumer products. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

(4) The Russell 2000 Index is a market capitalization index that measures the performance of 2000 small-cap stocks in various industries. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

FEE TABLE

 As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The maximum transaction costs and total annual expenses associated with investing in shares of the Fund are described in the table below and are further explained in the example that follows:

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases (1)............... 5.75%
Maximum Deferred Sales
  Charge (Load) Imposed on
  Certain Redemptions (2).............  2.00%
Sales Charge (Load)
  Imposed on  Reinvested
  Dividends...........................  None
Redemption Fees.......................  None
Exchange Fees.........................  None

Annual Operating Expenses (Expenses that are deducted from Fund assets)

Management Fee.........................1.50%
Distribution and Service
  (12b-1) Fees.........................None
Other Operating Expenses (3)..........34.66%
                                      ------
Total Annual Fund
  Operating Expenses..................36.16%
Fee Waiver and/or
  Expense Reimbursements(4).......... 35.36%
                                     -------
Net Expenses.......................... 2.80%
                                      ======
----------------------

(1) As a percentage of offering price. Reduced rates apply to purchases of Fund shares over $50,000, and the sales charge is waived for certain classes of investors. An investor who has paid a front-end sales charge will not be subject to a contingent deferred sales charge.

(2) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within one year of purchase.

(3) Other Expenses includes, among other expenses, administrative, custody, transfer agency fees and shareholder servicing fees.

(4) In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 2.80% until October 31, 2002. The Adviser may be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid. The reimbursement amount shall not include voluntary fees waived and expenses reimbursed prior to November 1, 2001. From December 12, 2000 (commencement of operations) through October 31, 2001, the Adviser waived fees and/or reimbursed expenses at the annual rate of 34.51% of the Fund's average net assets.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  1 Year(1)     3 Years(1)    5 Years(1)    10 Years(1)
  ----------    ----------    ----------    -----------

  $842             $5,806           $8,159          $9,951

(1) The above example assumes payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. If you are in a category of investors who purchase Fund shares without a front-end sales charge and you redeem your shares at the end of one year, your costs would be $480. Accordingly, your actual expenses may vary. The cost shown for the first year reflects the cap imposed by the expense limitation agreement.

Should the investment adviser continue the contractual operating expense limitation for the periods shown below, your costs would be:

  1 Year      3 Years              5 Years         10 Years
  ------      -------              -------         --------

  $842           $1,393             $1,969          $3,523

                              INVESTMENT STRATEGIES

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of common stocks of U.S. micro cap companies. The Adviser believes that micro cap securities which exhibit a combination of reasonable valuations and above average growth rates will, over the long term, outperform the broader stock market and provide superior investment returns to investors. To that end, the Adviser generally seeks to identify common stocks of companies which are currently priced below the Adviser's estimation of their potential, have earnings that may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy.

The process to select portfolio securities of the Fund occurs in two stages. First, the Adviser utilizes proprietary quantitative analysis of both value and growth characteristics to rank U.S. companies with market capitalizations under $500 million. The Adviser uses valuation analysis to determine the inherent value of a company. Such analysis includes a review of a company's financial information such as price to book ratios, price to sales ratios, return on equity ratios, and return on assets ratios. The Adviser uses growth analysis to determine a company's potential for long-term growth. Such analysis involves evaluating a company's dividends and earnings prospects based on its potential for revenue growth due to growing market share, the launch of new products or services, the strength of its management and its financial condition. Companies that exhibit stable and growing valuation ratios and the most favorable dividends and earnings prospects are listed on what the Adviser refers to as the Focus List.

The second stage of the selection process requires subjecting the ranked common stocks on the Focus List to a detailed qualitative analysis in order to determine the sustainability of each company's valuation and growth characteristics over the long term. Such analysis includes a review of each company's market sector, competitive position within that market sector, and business prospects in addition to regularly conducting personal interviews with company management, major customers and suppliers, and Wall Street analysts who cover the stocks being evaluated.

The Adviser will constantly monitor the Fund's investment portfolio's positions for adverse changes in the Fund's investment portfolio's. Portfolio securities may be sold as a result of adverse changes in the stock markets generally, or to a specific issuer, that results in poor relative performance. Portfolio securities may also be sold if the Adviser determines that the valuation and growth characteristics that formed the basis for purchasing a stock no longer meet the criteria for portfolio securities of the Fund.

Temporary Defensive Strategy

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, and U.S. Government securities. When the Fund is making such defensive investments, the Fund may not achieve its investment objective.

Portfolio Turnover

As stated above, the Adviser recognizes that investment management is a dynamic process and thus will constantly monitor and reevaluate the Fund's investments in order to maximize, to the extent possible, the capital appreciation of the investment portfolio. This process allows the Adviser to determine whether any of the Fund's investments have lost value or whether securities not held by the Fund seem poised for growth under developing market conditions and to adjust the Fund's holdings accordingly. The Adviser does not anticipate this process to result in high portfolio turnover and does not intend to aggressively trade the Fund's assets. The Fund expects that its annual portfolio turnover rate will be, under normal conditions, between 75% and 100%.

                                   MAIN RISKS

All mutual funds carry a certain amount of risk, which may cause you to lose money on your investment. The following describes the primary risks of investing in the Fund based on the Fund's specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, you should be aware that as of the date of this prospectus the Fund had no operating history.

Stock Market Risks

The net asset value of the Fund will fluctuate based on changes in the value of the securities held in the investment portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of securities in which the Fund invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Fund's shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

Stock Selection Risks

Like all managed funds, there is a risk that the Adviser's strategy for managing the Fund may not achieve the desired results. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund's investment objective. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

Investment In Micro Cap Companies

The Fund invests in micro-capitalization companies (generally a market capitalization of $500 million or less). Accordingly, the Fund may be subject to the additional risks associated with investment in companies with smaller capital structures. Historically, stocks of micro cap companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of micro cap companies; (2) the lower degree of liquidity in the markets for such stocks; and
(3) the greater sensitivity of micro cap companies to changing economic conditions. Besides exhibiting greater volatility, micro cap company stocks may, to a degree, fluctuate independently of larger company stocks. Micro cap company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual funds investing primarily in larger company stocks. Further, stocks of micro cap companies tend to trade at a lower volume than do those of larger companies. If the Fund is heavily invested in these securities and the value of these securities suddenly decline, the net asset value of the Fund will be more susceptible to sudden and significant losses.

                                   MANAGEMENT

Board Of Trustees

The business of the Fund is managed under the direction of the Board of Trustees (the "Board") of Satuit Capital Management Trust (the "Trust"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund.

The Adviser

Satuit Capital Management, LLC (the "Adviser"), 146 Front Street, Suite 204, Mill Wharf Plaza, Scituate, Massachusetts 02066, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ). Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Trustees of the Trust, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.50% on the average daily net assets of the Fund. From December 12, 2000 (commencement of operations) through October 31, 2001, the Adviser waived its fees.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses until October 31, 2002 so that the ratio of total annual operating expenses for the Fund will not exceed 2.80% of net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The reimbursement amount shall not include voluntary fees waived and expenses reimbursed prior to November 1, 2001. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Trustees of the Trust.

Portfolio Manager

Robert J. Sullivan, the Portfolio Manager of the Fund, has over 16 years of investment experience. He is responsible for implementing the day-to-day management of the Fund's investment operations.

Prior to joining the Adviser, Mr. Sullivan was employed from 1993 to 2000 by Cadence Capital Management where he served as Portfolio Manager/Senior Equity Analyst. Cadence is an institutional asset management firm with over $6 billion in equity assets under management. Mr. Sullivan's position included direct research, analysis and investment responsibility.

From 1992 to 1993 Mr. Sullivan was employed by Fidelity Capital Markets, the institutional block-trading desk of Fidelity Management & Research Company, as an institutional equity sales trader. Prior to joining Fidelity, Mr. Sullivan was employed by Bridge Information Systems, a leading provider of financial information to market participants around the globe. Mr. Sullivan began his employment with Bridge in 1987 where he had account responsibilities for buy and sell side firms in both Boston and New York.

Mr. Sullivan holds a Bachelors of Science in Economics from the University of Maryland and holds Series 7, 22, and 63 licenses from the National Association of Securities Dealers, Inc. He is also a member of the Boston Security Analysts Society, the Boston Securities Traders Association and the Association for Investment Management and Research.

Other Expenses

The Fund pays certain operating expenses directly, including, but not limited to custodian, audit and legal fees, costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders, insurance expenses, and costs of registering its shares for sale under federal and state securities laws.

Shareholder Servicing

The distributor is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with the Distributor and perform these functions on behalf of their clients who own shares of the Fund. In consideration of these services, the Distributor is paid a monthly fee equal to one-quarter (0.25%) percent of the Fund's average daily net assets on an annualized basis.

                                  YOUR ACCOUNT

Types Of Accounts

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

Individual, Sole Proprietorship And Joint Accounts. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

Uniform Gift Or Transfer To Minor Accounts (UGMA or UTMA). Depending on the laws of your state, you may set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give a child up to $10,000 per year without paying Federal gift tax under the Uniform Gift (or Transfers) to Minors Act. To open a UGMA or UTMA account, you must include the minor's social security number on the application, and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate And Partnership Accounts. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

-- For corporations, a corporate resolution signed by an authorized person with a signature guarantee.
-- For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.
-- An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

Retirement Accounts. The Fund currently does not offer NEW IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA and Keogh accounts. However, Fund shares may be purchased by EXISTING retirement accounts. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in a retirement account be sure to indicate the year in which the contribution is made.

                  HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Once you have chosen the type of account that you want to open, you are ready to establish an account.

General Information

The Fund does not issue share certificates.

You will receive quarterly account statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your account statement. During unusual market conditions, the Fund may temporarily suspend or discontinue any service or privilege.

                                PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Fund shares. The minimum initial investment in the Fund is $1,000. Additional investments in the Fund must be in amounts of $250 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

The public offering price is the Fund's NAV plus an initial sales charge. For more information on how we price shares, see "WHEN AND HOW NAV IS DETERMINED". However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows.

Sales Charges

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase shares of the Fund. The following schedule governs the percentage to be received by the selling broker-dealer firm.

                                           Sales Charge as
                                           A Percentage of              Dealer
Amount                                 ------------------------         Discount
of Purchase                                             Net             as % of
at the Public                           Offering        Amount          Offering
Offering Price                          Price           Invested        Price
---------------                         --------        --------        --------

Less than $50,000                       5.75%           6.10%           5.00%
$50,000 but less than $100,000          4.50%           4.71%           3.75%
$100,000 but less than $250,000         3.50%           3.63%           2.75%
$250,000 but less than $500,000         2.50%           2.56%           2.00%
$500,000 but less than $1,000,000       2.00%           2.04%           1.75%
$1,000,000 or more                      1.00%           1.01%           1.00%

Right of Accumulation

After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement  of  Intention

A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

 (1)  reinvestment of income dividends and capital gain distributions;

 (2) purchases of Fund shares if you were a Fund shareholder prior to December 10, 2001;

 (3) purchases of Fund shares made by current or former trustees, officers, or employees, or agents of the Trust, the Adviser, First Dominion Capital Corp. and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

 (4) purchases of Fund shares by the Distributor for its own investment account and for investment purposes only;

 (5) "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

 (6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

  (7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

  (8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

  (9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees, such as the 2.00% contingent deferred sales charge on purchases held for less than one year and for which no sales charge was paid at the time of purchase, may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 567-4030. All account information is subject to acceptance and verification by the Distributor.

                               METHOD OF PURCHASE

By Telephone

To open an account by telephone, call (800) 567-4030 to obtain an account number and instructions. We will take information necessary to open your account, including your social security or tax identification number, over the phone.

After you have obtained an account number, you may purchase shares of the Fund by wiring federal funds. Your bank may charge a fee for doing this.

You should instruct your bank to wire funds to:

      Suntrust Bank
      Richmond, Virginia
      ABA #0510 0002 0
      Acct #201330490
      Fund Services, Inc.
      Credit to "Satuit Funds"
      For further credit to:
      (name and/or taxpayer identification number)

The most critical items are the bank name, ABA number, credit account number and FSI. The other items will help speed the process and insure that the funds are placed in the proper internal account.

You will then need to mail a signed account application to:

      Satuit Capital Micro Cap Fund
      c/o First Dominion Capital Corp.
      1500 Forest Avenue, Suite 223
      Richmond, Virginia 23229

By Mail

You may also open an account by mailing a completed and signed account application, together with a check made payable to the Satuit Capital Micro Cap Fund, to:

      Satuit Capital Micro Cap Fund
      c/o First Dominion Capital Corp.
      1500 Forest Avenue, Suite 223
      Richmond, Virginia 23229

Automatic Investment Plans

You may invest a specified amount of money in the Fund once or twice a month on specified dates pursuant to an Automatic Investment Plan ("AIP"). These payments are taken from your bank account by automated clearinghouse ("ACH") payment. The minimum investment for an AIP is $100.

To open an AIP account, call or write to us to request an "Automatic Investment" form. Complete and sign the form, and return it to us along with a voided check for the bank account from which payments will be made.

Transactions Through Third Parties

You may buy and sell shares of the Fund through certain brokers (and their authorized agents) that have made arrangements with the Fund's distributor to sell Fund shares. When you place your order with such a broker or its authorized agent, your order is treated by the broker as if you had placed it directly with the Fund, and you will pay or receive the next price calculated by the Fund. The broker (or authorized agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of he Fund's current prospectus. The broker (or its authorized agent) may charge you a fee for handling your order.

How To Pay For Your Purchase Of Shares

You may purchase shares of the Fund by check, ACH payment, or wire. All payments must be in U.S. dollars.

Checks. All checks must be drawn on U.S. banks and made payable to "Satuit Capital Micro Cap Fund." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

ACH Payments. Instruct your financial institution to make an ACH payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

Wires. Instruct your financial institution to make a Federal funds wire payment to us. Your financial institution may charge you a fee for this service.

Limitations On Purchases

The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year).

Cancelled Or Failed Payments

The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. If we cancel your purchase due to non-payment, you will be responsible for any loss the Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

                    HOW TO SELL (REDEEM) SHARES OF THE FUND

You have the right to sell ("redeem") all of any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a "redemption" because the Fund buys back its shares. The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less the 2.00% contingent deferred sales charge on purchases held for less than one year and for which no sales charge was paid at the time of purchase. See "Redemption Procedures" below.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption to you within 7 calendar days after we receive your redemption request. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (800) 567-4030 for further information regarding redemptions. WE WILL NOT PROCESS YOUR REDEMPTION REQUEST IF IT IS NOT IN PROPER FORM (SEE "REDEMPTION PROCEDURES"). HOWEVER, WE WILL NOTIFY YOU IF YOUR REDEMPTION REQUEST IS NOT IN PROPER FORM.

                              REDEMPTION PROCEDURES

By Mail

To redeem shares of the Fund, your redemption request must be in proper form. To redeem by mail, prepare a written request including:

o Your name(s) and signature(s);
o The name of the Fund, and your account number;
o The dollar amount or number of shares you want to redeem;
o How and where to send your proceeds;
o A signature guarantee, if required (see "Signature Guarantee Requirements";
  and
o Any other legal documents required for redemption requests by corporations, partnerships or trusts.

Mail your request and documentation to:

      Satuit Capital Micro Cap Fund
      c/o Fund Services, Inc.
      1500 Forest Avenue, Suite 111
      Richmond, Virginia 23229

By Wire

You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form.

Wire requests are only available if your redemption is for $10,000 or more.

To request a wire redemption, mail or call us with your request. If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

By Telephone

We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or on a separate form.

To redeem shares by telephone, call us with your request. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See "By Wire" above)

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. Neither the Fund nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

Automatic Redemption

If you own shares of the Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic requests must be for at least $100.

To set up periodic redemptions automatically, call or write the Fund for an "Automatic Redemption" form. You should complete the form and mail it to the Fund with a voided check for the account into which you would like the redemption proceeds deposited.

Signature Guarantee Requirements

To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing a signature guarantee is required for any of the following:

-- Redemption of over $5,000 worth of shares;
-- Changes to a record name or address of an account;
-- Redemption from an account for which the address or account registration has changed within the last 30 days;
-- Sending proceeds to any person,  address,  brokerage firm or bank account not on record;
-- Sending  proceeds to an account  with a different  registration  (name or ownership) from yours; or
-- Changes to automatic investment or redemption programs, distribution options, telephone or wire redemption privileges, any other election in connection with your account. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but NOT from a notary public.

Small Accounts

If the value of your account falls below $1,000, the Fund may ask you to increase your balance. If the account value is still below $1,000 after 30 days, the Fund will provide you with 60 days written notice in order to allow you a reasonable opportunity to increase the size of your account. If after the 60 days notice period, your account remains below $1,000, the Fund may close your account and send you the proceeds. The Fund will not close your account, however, if it falls below $1,000 solely as a result of a reduction in your account's market value.

Transferring Registration

If you wish to transfer shares to another owner, send a written request to Fund Services, Inc. ("FSI" or the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s);
(3) the new account registration, address, Social Security Number or Taxpayer Identification Number and how dividends and capital gains are to be distributed;
(4) signature guarantees; and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Lost Accounts

The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be cancelled.

How To Contact The Fund

For more information about the Fund or your account, you may write to the Fund at:

      Satuit Capital Micro Cap Fund
      c/o Commonwealth Shareholder Services, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, Virginia 23229

Or you may call toll free at (800) 567-4030

                         WHEN AND HOW NAV IS DETERMINED

The Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange (the "NYSE")(currently 4:00 p.m., Eastern Time) on each business day that the NYSE is open (the "Valuation Time"); however, the Trust's management may compute the NAV more frequently in order to protect shareholders' interests. (As of the date of this prospectus, the Trust is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's securities are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When the Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid.

When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

The Fund distributes dividends and capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

-- Long-term capital gains are realized on securities held by the Fund for more than one year and are part of your capital gain distribution.

-- Short-term capital gains are realized on securities held by the Fund for less then one year and are part of your dividend distributions

                           FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Fund's Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Fund's shareholders.

Taxes On Distributions. The Fund operates in a manner such that it will not be liable for Federal income or excise tax. Distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to local, state and federal taxes. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares.

The Fund will mail reports containing information about the Fund's distributions during the year to you after December 31 of each year (by January 31st). Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes On Redemptions Of Shares. The sale of Fund shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis from the amount received in exchange for your Fund shares. Your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

"Buying A Dividend." All distributions reduce the NAV of the Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do purchase shares prior to a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. The Fund may be required to withhold U.S. federal income tax at the rate of 31% from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide the Fund with their correct social security or taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

                             PERFORMANCE COMPARISONS

Advertisements and other sales literature may refer to the Fund's total return. The total return for the one, five and ten-year periods (or for the life of the Fund until the Fund is in existence for such longer periods) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the public offering price. Total return may also be presented for other periods. All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition and Fund operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and strategies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

                                    CUSTODIAN

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Pursuant to a Transfer Agent Agreement with the Trust, FSI acts as the Fund's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

                        COUNSEL AND INDEPENDENT AUDITORS

Legal matters in connection with the issuance of shares of beneficial interest of the Fund are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been selected as independent auditors for the Fund.

                                  ORGANIZATION

The Satuit Capital Micro Cap Fund is a series of Satuit Capital Management Trust, a Delaware business trust that is registered with the SEC as an open-end, management investment company. The shares of Satuit Capital Management Trust may be offered in series in addition to the Satuit Capital Micro Cap Fund with distinct and separate investment objectives, strategies and policies.

It is not intended that meetings of the Fund's shareholders be held except when required by Federal or Delaware state law. All shareholders of the Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control the Fund.

                             ADDITIONAL INFORMATION

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 567-4030.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by McCurdy & Associates CPA's, Inc., independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR  A  SHARE OUTSTANDING  THROUGHOUT EACH PERIOD

                                                Period ended
                                                October 31, 2001*
                                                -----------------
Per Share Operating Performance
Net asset value, beginning of period            $10.00
                                                ------

Income from investment operations-
   Net investment loss                           (0.23)
   Net realized and unrealized
        gain on investments                       2.64
                                                -------
   Total from investment operations               2.42
                                                -------

Net asset value, end of period                  $12.42
                                                ======

Total Return                                     24.20%

Ratios/Supplemental Data
 Net assets, end of period (000's)              $  456

Ratio to average net assets
   Expenses                                      36.16%**
   Expenses, net of reimbursements                1.65%**
   Investment loss,
     excluding reimbursements                   (35.66%)**
   Net investment loss                           (1.14%)**
Portfolio turnover rate                         100.09%

*     Commencement of operation was December 12, 2000.
**    Annualized

                              FOR MORE INFORMATION

Adviser         Satuit Capital Management, LLC
                146 Front Street, Suite 204
                Mill Wharf Plaza
                Scituate, Massachusetts 02066

Legal Counsel   Spitzer & Feldman P.C.
                405 Park Avenue
                New York, New York  10022

Independent
  Auditors      McCurdy & Associates CPA's, Inc.
                27955 Clemens Road
                Westlake, Ohio  44145

Distributor     First Dominion Capital Corp.
                1500 Forest Avenue, Suite 223
                Richmond, Virginia 23229

Transfer Agent  Fund Services, Inc.
                1500 Forest Avenue, Suite 111
                Richmond, Virginia 23229

Administrator   Commonwealth Shareholder Services, Inc.
                1500 Forest Avenue, Suite 223
                Richmond, Virginia 23229

Custodian       Custodial Trust Company
                101 Carnegie Center
                Princeton, New Jersey 08540-6231

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


You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during its most recent fiscal year.

For more information about the Fund, you may wish to refer to the Fund's SAI dated February 28, 2002, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to Satuit Capital Management Trust, c/o First Dominion Capital Corp., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 567-4030 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-10103)